UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2012

Date of reporting period: January 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Growth Fund

January 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 13, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a domestic portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Advisor”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), healthcare, financial services, infrastructure, energy and natural resources and consumer groups.

The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. Normally the Fund invests in approximately 65-120 companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index for the six- and 12-month periods ended January 31, 2012.

The Fund underperformed its benchmark for both the six- and 12-month periods, before sales charges. For both periods, the underperformance was driven primarily by sector allocations that resulted from individual stock selection decisions; an overweight to energy and an underweight to consumer staples detracted most. Cash was also a modest drag on performance as the market rose at the end of the period.

Stock selection contributed positively in both periods. For the six-month period, stock selection in the consumer discretionary and consumer staples sectors was the largest contributor to relative performance, while stock selection in the financial and energy sectors detracted most. For the 12-month period, stock selection in the consumer discretionary and technology sectors was the largest positive contributor to relative performance, while stock selection in the financial and energy sectors was the largest detractor from returns.

The Fund did not utilize leverage or derivatives during the six- or 12-month periods ended January 31, 2012.

Market Review and Investment Strategy

Equity markets were extremely volatile during the 12-month period, as the European sovereign debt crisis cast a shadow over the global economy. After rising early in 2011, stocks fell for five straight months through September, then posted a late rally as European leaders stepped up efforts to stem the crisis. Still scarred by the 2008 crisis, investors have reacted to adverse developments by fleeing those assets seen as the riskiest. Equity market correlations were very high, as

ALLIANCEBERNSTEIN GROWTH FUND •	1

stocks generally traded in tandem, based on perceived sensitivity to global macroeconomic issues with investors giving little regard for company-specific strengths and weaknesses. In this environment, active managers struggled to outperform their benchmarks.

The U.S. Growth Portfolio Oversight Group (the “Team”) continues to build the Fund from the bottom up with company-focused fundamental research. In time, the Team expects stock markets to return to rewarding companies based on revenue gains, profit growth and strong cash flows. Importantly, these growth attributes the Team seeks are trading at historically attractive valuations. While volatility may remain high until conditions stabilize, once confidence improves, the Team believes the market can gain momentum quickly as investors seek attractive growth stock opportunities.

2	• ALLIANCEBERNSTEIN GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Index represents the performance of 1,000 large-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Growth Fund*
Class A	1.16%	3.79%

Class B**	0.74%	2.96%

Class C	0.82%	3.06%

Advisor Class†	1.31%	4.10%

Class R†	1.12%	3.65%

Class K†	1.30%	4.00%

Class I†	1.47%	4.33%

Russell 1000 Growth Index	2.84%	6.07%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended January 31, 2012 by 0.14% and 0.20%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	3.79%	-0.61%
5 Years	0.55%	-0.32%
10 Years	2.99%	2.54%

Class B Shares
1 Year	2.96%	-1.04%
5 Years	-0.26%	-0.26%
10 Years(a)	2.34%	2.34%

Class C Shares
1 Year	3.06%	2.06%
5 Years	-0.18%	-0.18%
10 Years	2.24%	2.24%

Advisor Class Shares†
1 Year	4.10%	4.10%
5 Years	0.85%	0.85%
10 Years	3.30%	3.30%

Class R Shares†
1 Year	3.65%	3.65%
5 Year	0.46%	0.46%
Since Inception*	2.48%	2.48%

Class K Shares†
1 Year	4.00%	4.00%
5 Year	0.78%	0.78%
Since Inception*	2.78%	2.78%

Class I Shares†
1 Year	4.33%	4.33%
5 Year	1.11%	1.11%
Since Inception*	3.12%	3.12%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.51%, 2.31%, 2.24%, 1.21%, 1.60%, 1.31% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-3.25%
5 Years	-0.84%
10 Years	1.51%

Class B Shares
1 Year	-3.80%
5 Years	-0.78%
10 Years(a)	1.32%

Class C Shares
1 Year	-0.67%
5 Years	-0.70%
10 Years	1.21%

Advisor Class Shares†
1 Year	1.33%
5 Years	0.33%
10 Years	2.26%

Class R Shares†
1 Year	0.93%
5 Year	-0.06%
Since Inception*	1.67%

Class K Shares†
1 Year	1.24%
5 Year	0.26%
Since Inception*	1.97%

Class I Shares†
1 Year	1.59%
5 Year	0.59%
Since Inception*	2.30%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.60	$7.79	1.54%
Hypothetical**	$1,000	$1,017.39	$7.81	1.54%
Class B
Actual	$1,000	$1,007.40	$11.86	2.35%
Hypothetical**	$1,000	$1,013.32	$11.89	2.35%
Class C
Actual	$1,000	$1,008.20	$11.46	2.27%
Hypothetical**	$1,000	$1,013.72	$11.49	2.27%
Advisor Class
Actual	$1,000	$1,013.10	$6.27	1.24%
Hypothetical**	$1,000	$1,018.90	$6.29	1.24%
Class R
Actual	$1,000	$1,011.20	$8.14	1.61%
Hypothetical**	$1,000	$1,017.04	$8.16	1.61%
Class K
Actual	$1,000	$1,013.00	$6.58	1.30%
Hypothetical**	$1,000	$1,018.60	$6.60	1.30%
Class I
Actual	$1,000	$1,014.70	$4.91	0.97%
Hypothetical**	$1,000	$1,020.26	$4.93	0.97%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GROWTH FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $595.4

TEN LARGEST HOLDINGS**

January 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$43,927,071	7.4%
Google, Inc. – Class A	20,657,717	3.5
Exxon Mobil Corp.	18,029,222	3.0
Oracle Corp.	17,350,896	2.9
QUALCOMM, Inc.	17,008,980	2.9
Philip Morris International, Inc.	15,372,712	2.6
United Parcel Service, Inc. – Class B	13,806,125	2.3
Schlumberger Ltd.	12,811,223	2.1
Danaher Corp.	12,462,723	2.1
Intuit, Inc.	11,096,104	1.9
	$182,522,773	30.7%

*	All data are as of January 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.1%
Information Technology – 29.5%
Communications Equipment – 4.5%
Cisco Systems, Inc.	443,580	$8,707,475
F5 Networks, Inc.(a)	10,700	1,281,218
QUALCOMM, Inc.	289,170	17,008,980

		26,997,673

Computers & Peripherals – 7.4%
Apple, Inc.(a)	96,230	43,927,071

Internet Software & Services – 3.5%
Google, Inc. – Class A(a)	35,610	20,657,717

IT Services – 1.0%
Visa, Inc. – Class A	63,080	6,348,371

Semiconductors & Semiconductor Equipment – 6.3%
ARM Holdings PLC (Sponsored ADR)	198,070	5,720,262
Broadcom Corp. – Class A(a)	205,490	7,056,527
Lam Research Corp.(a)	73,190	3,117,162
Marvell Technology Group Ltd.(a)	634,250	9,849,902
NVIDIA Corp.(a)	232,480	3,433,730
Xilinx, Inc.	230,050	8,247,292

		37,424,875

Software – 6.8%
Intuit, Inc.	196,600	11,096,104
Oracle Corp.	615,280	17,350,896
Red Hat, Inc.(a)	106,410	4,934,232
TIBCO Software, Inc.(a)	127,250	3,317,407
Zynga, Inc.(a)(b)	348,348	3,657,654

		40,356,293

		175,712,000

Consumer Discretionary – 16.6%
Automobiles – 1.1%
Harley-Davidson, Inc.	154,500	6,827,355

Hotels, Restaurants & Leisure – 4.9%
Las Vegas Sands Corp.(a)	114,930	5,644,212
McDonald’s Corp.	107,480	10,645,894
Starbucks Corp.	128,260	6,147,502
Starwood Hotels & Resorts Worldwide, Inc.	66,180	3,589,603
Yum! Brands, Inc.	48,730	3,086,071

		29,113,282

Internet & Catalog Retail – 2.2%
Amazon.com, Inc.(a)	43,620	8,481,473
priceline.com, Inc.(a)	8,790	4,654,129

		13,135,602

ALLIANCEBERNSTEIN GROWTH FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 1.2%
Walt Disney Co. (The)	188,700	$7,340,430

Multiline Retail – 0.7%
Macy’s, Inc.	115,270	3,883,446

Specialty Retail – 3.1%
Bed Bath & Beyond, Inc.(a)	97,850	5,939,495
Home Depot, Inc. (The)	180,580	8,015,946
Limited Brands, Inc.	105,395	4,411,835

		18,367,276

Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc.	120,540	8,443,827
NIKE, Inc. – Class B	55,310	5,751,687
PVH Corp.	81,058	6,256,867

		20,452,381

		99,119,772

Health Care – 13.9%
Biotechnology – 1.9%
Amarin Corp. PLC (ADR)(a)	207,100	1,689,936
Gilead Sciences, Inc.(a)	196,860	9,614,642

		11,304,578

Health Care Equipment & Supplies – 4.8%
Baxter International, Inc.	70,920	3,934,642
Covidien PLC	139,120	7,164,680
HeartWare International, Inc.(a)(b)	54,640	3,782,727
St Jude Medical, Inc.	61,520	2,565,999
Stryker Corp.	165,070	9,149,830
Volcano Corp.(a)	69,400	1,946,670

		28,544,548

Health Care Providers & Services – 4.6%
Express Scripts, Inc. – Class A(a)	74,930	3,833,419
HMS Holdings Corp.(a)	164,470	5,429,155
McKesson Corp.	124,930	10,209,279
UnitedHealth Group, Inc.	155,230	8,039,362

		27,511,215

Pharmaceuticals – 2.6%
Allergan, Inc./United States	73,200	6,435,012
Perrigo Co.	21,910	2,094,596
Watson Pharmaceuticals, Inc.(a)	113,060	6,628,708

		15,158,316

		82,518,657

Energy – 13.4%
Energy Equipment & Services – 5.9%
Halliburton Co.	223,900	8,235,042
National Oilwell Varco, Inc.	64,060	4,739,159
Saipem SpA	94,070	4,412,827
Schlumberger Ltd.	170,430	12,811,223
Technip SA	54,330	5,118,045

		35,316,296

10	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 7.5%
Anadarko Petroleum Corp.	81,300	$6,562,536
EOG Resources, Inc.	61,620	6,540,347
Exxon Mobil Corp.	215,300	18,029,222
Noble Energy, Inc.	72,950	7,343,876
Occidental Petroleum Corp.	58,360	5,822,577

		44,298,558

		79,614,854

Industrials – 10.2%
Aerospace & Defense – 3.3%
Boeing Co. (The)	117,200	8,693,896
United Technologies Corp.	139,510	10,930,609

		19,624,505

Air Freight & Logistics – 2.3%
United Parcel Service, Inc. – Class B	182,500	13,806,125

Electrical Equipment – 0.9%
AMETEK, Inc.	113,830	5,350,010

Industrial Conglomerates – 2.1%
Danaher Corp.	237,340	12,462,723

Machinery – 0.9%
Flowserve Corp.	48,320	5,323,414

Road & Rail – 0.7%
Union Pacific Corp.	36,810	4,207,751

		60,774,528

Consumer Staples – 7.1%
Beverages – 0.8%
Coca-Cola Enterprises, Inc.	176,650	4,732,454

Food & Staples Retailing – 0.3%
CVS Caremark Corp.	41,600	1,736,800

Food Products – 1.8%
General Mills, Inc.	116,880	4,655,330
Kraft Foods, Inc. – Class A	154,240	5,907,392

		10,562,722

Tobacco – 4.2%
Altria Group, Inc.	344,400	9,780,960
Philip Morris International, Inc.	205,600	15,372,712

		25,153,672

		42,185,648

Financials – 3.6%
Commercial Banks – 1.0%
Wells Fargo & Co.	206,280	6,025,439

Diversified Financial Services – 1.3%
CME Group, Inc. – Class A	13,980	3,348,350
IntercontinentalExchange, Inc.(a)	37,410	4,282,697

		7,631,047

ALLIANCEBERNSTEIN GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 1.3%
AON Corp.	51,780	$2,507,705
MetLife, Inc.	76,640	2,707,691
Prudential Financial, Inc.	48,100	2,753,244

		7,968,640

		21,625,126

Materials – 1.8%
Chemicals – 1.8%
Monsanto Co.	78,220	6,417,951
Potash Corp. of Saskatchewan, Inc.	95,920	4,483,301

		10,901,252

Total Common Stocks (cost $555,717,185)		572,451,837

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(c) (cost $17,637,249)	17,637,249	17,637,249

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $573,354,434)		590,089,086

	Shares

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AllianceBernstein Exchange Reserves - Class I, 0.19%(c) (cost $6,882,041)	6,882,041	6,882,041

Total Investments – 100.3% (cost $580,236,475)		596,971,127
Other assets less liabilities – (0.3)%		(1,539,062)

Net Assets – 100.0%		$595,432,065

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $555,717,185)	$572,451,837 (a)
Affiliated issuers (cost $24,519,290 – including investment of cash collateral for securities loaned of $6,882,041)	24,519,290
Foreign currencies, at value (cost $282,887)	282,251
Receivable for investment securities sold	9,798,613
Receivable for shares of beneficial interest sold	870,974
Dividends receivable	161,373

Total assets	608,084,338

Liabilities
Payable for collateral received on securities loaned	6,882,041
Payable for investment securities purchased	2,354,684
Payable for shares of beneficial interest redeemed	2,177,659
Advisory fee payable	372,800
Transfer Agent fee payable	275,212
Distribution fee payable	200,023
Accrued expenses	389,854

Total liabilities	12,652,273

Net Assets	$595,432,065

Composition of Net Assets
Shares of beneficial interest, at par	$164
Additional paid-in capital	689,411,275
Accumulated net investment loss	(817,634)
Accumulated net realized loss on investment and foreign currency transactions	(109,895,756)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	16,734,016

$595,432,065

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$496,762,888	12,698,637	$39.12	*

B	$28,712,739	1,114,091	$25.77

C	$60,573,882	2,334,360	$25.95

Advisor	$6,845,542	166,464	$41.12

R	$1,494,447	38,365	$38.95

K	$1,030,133	25,906	$39.76

I	$12,434	305.74	$40.67

(a)	Includes securities on loan with a value of $6,828,388 (see Note E).

*	The maximum offering price per share for Class A shares was $40.86 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$3,925,617
Affiliated issuers	4,273
Interest	31
Securities lending income	20,128	$3,950,049

Expenses
Advisory fee (see Note B)	2,166,386
Distribution fee—Class A	718,718
Distribution fee—Class B	148,397
Distribution fee—Class C	292,829
Distribution fee—Class R	3,371
Distribution fee—Class K	1,350
Transfer agency—Class A	923,102
Transfer agency—Class B	73,551
Transfer agency—Class C	121,486
Transfer agency—Advisor Class	15,149
Transfer agency—Class R	1,753
Transfer agency—Class K	1,080
Transfer agency—Class I	7
Printing	91,176
Custodian	79,512
Registration fees	51,216
Trustees’ fees	26,432
Legal	20,064
Audit	19,840
Miscellaneous	12,264

Total expenses		4,767,683

Net investment loss		(817,634)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(21,956,012)
Foreign currency transactions		121,576
Net change in unrealized appreciation/depreciation of:
Investments		26,369,922
Foreign currency denominated assets and liabilities		(636)

Net gain on investment and foreign currency transactions		4,534,850

Net Increase in Net Assets from Operations		$3,717,216

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(817,634)		$(3,544,005)
Net realized gain (loss) on investment and foreign currency transactions	(21,834,436)		129,815,564
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	26,369,286		6,427,119

Net increase in net assets from operations	3,717,216		132,698,678
Transactions in Shares of Beneficial Interest
Net decrease	(44,341,955)		(104,295,967)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	102,420

Total increase (decrease)	(40,624,739)		28,505,131
Net Assets
Beginning of period	636,056,804		607,551,673

End of period (including accumulated net investment loss of ($817,634) and undistributed net investment income of $0, respectively)	$595,432,065		$636,056,804

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	15

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Growth Fund (the “Fund”), a series of The AllianceBernstein Portfolios (the “Trust”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

16	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Trustees. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN GROWTH FUND •	17

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$175,712,000		$	– 0	–	$	– 0	–	$175,712,000
Consumer Discretionary	99,119,772			– 0	–		– 0	–	99,119,772
Health Care	82,518,657			– 0	–		– 0	–	82,518,657
Energy	70,083,982			9,530,872			– 0	–	79,614,854
Industrials	60,774,528			– 0	–		– 0	–	60,774,528
Consumer Staples	42,185,648			– 0	–		– 0	–	42,185,648
Financials	21,625,126			– 0	–		– 0	–	21,625,126
Materials	10,901,252			– 0	–		– 0	–	10,901,252
Short-Term Investments	17,637,249			– 0	–		– 0	–	17,637,249
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,882,041			– 0	–		– 0	–	6,882,041

Total Investments in Securities	587,440,255			9,530,872			– 0	–	596,971,127
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$587,440,255			$9,530,872		$	– 0	–	$596,971,127

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

18	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific

ALLIANCEBERNSTEIN GROWTH FUND •	19

Notes to Financial Statements

expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $453,284 for the six months ended January 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,402 from the sale of Class A shares and received $1,818, $10,744 and $825 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the

20	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2012 (000)	Dividend Income (000)
$ 386	$117,895	$100,644	$17,637	$4

Brokerage commissions paid on investment transactions for the six months ended January 31, 2012 amounted to $449,880, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund’s average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GROWTH FUND •	21

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$320,272,896		$386,576,765
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$35,429,451
Gross unrealized depreciation	(18,694,799)

Net unrealized appreciation	$16,734,652

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the six months ended January 31, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by

22	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2012, the Fund had securities on loan with a value of $6,828,388 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $6,882,041. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $20,128 and $445 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended January 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2012 (000)	Dividend Income (000)
$ – 0 –	$26,035	$19,153	$6,882	$	– 0 –	*

*	Amount is less than $500.

ALLIANCEBERNSTEIN GROWTH FUND •	23

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011	Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011

Class A
Shares sold	120,707	309,709	$4,389,130	$11,289,179

Shares converted from Class B	101,937	289,638	3,735,074	10,665,553

Shares redeemed	(1,130,381)	(2,660,413)	(41,040,427)	(96,599,294)

Net decrease	(907,737)	(2,061,066)	$(32,916,223)	$(74,644,562)

Class B
Shares sold	37,940	96,209	$905,207	$2,325,036

Shares converted to Class A	(154,463)	(436,263)	(3,735,074)	(10,665,553)

Shares redeemed	(95,767)	(293,656)	(2,303,994)	(7,049,060)

Net decrease	(212,290)	(633,710)	$(5,133,861)	$(15,389,577)

Class C
Shares sold	33,436	62,841	$810,502	$1,536,539

Shares redeemed	(197,600)	(530,277)	(4,785,890)	(12,901,480)

Net decrease	(164,164)	(467,436)	$(3,975,388)	$(11,364,941)

Advisor Class
Shares sold	13,399	45,129	$513,004	$1,781,029

Shares redeemed	(66,603)	(114,946)	(2,612,115)	(4,397,963)

Net decrease	(53,204)	(69,817)	$(2,099,111)	$(2,616,934)

Class R
Shares sold	6,682	9,358	$242,657	$342,084

Shares redeemed	(4,494)	(9,003)	(162,158)	(335,066)

Net increase	2,188	355	$80,499	$7,018

Class K
Shares sold	1,864	17,046	$65,921	$650,847

Shares redeemed	(10,972)	(25,621)	(363,792)	(937,820)

Net decrease	(9,108)	(8,575)	$(297,871)	$(286,973)

Class I
Shares sold	– 0	–	– 0	–(a)	$	– 0 –	$2

Net increase	– 0	–	– 0	–(a)	$	– 0 –	$2

(a)	Share amount is less than one full share.

For the year ended July 31, 2011, the Fund received $102,420 related to a third-party’s settlement of regulatory proceedings involving allegations of

24	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2012.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(87,483,924	)(a)
Unrealized appreciation/(depreciation)	(10,212,666	)(b)

Total accumulated earnings/(deficit)	$(97,696,590)

(a)

On July 31, 2011, the Fund had a net capital loss carryforward of $87,483,924 which expires in the year 2017. The Fund had $73,997,500 of capital loss carryforwards expire in the fiscal year. During the fiscal year ended July 31, 2011, the Fund utilized $127,755,644 of its capital loss carryforwards to offset current year net realized capital gains.

ALLIANCEBERNSTEIN GROWTH FUND •	25

Notes to Financial Statements

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

26	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009	2008		2007

Net asset value, beginning of period	$ 38.67		$ 31.40		$ 27.73		$ 35.95	$ 39.45		$ 32.93

Income From Investment Operations
Net investment income (loss)(a)	(.03)		(.16)		(.09)		.03	(.27)		(.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		7.43		3.76		(8.25)	(3.23)		6.74

Net increase (decrease) in net asset value from operations	.45		7.27		3.67		(8.22)	(3.50)		6.52

Net asset value, end of period	$ 39.12		$ 38.67		$ 31.40		$ 27.73	$ 35.95		$ 39.45

Total Return
Total investment return based on net asset value(b)	1.16	%*	23.15	%*	13.23	%*	(22.87)%*	(8.87	)%*	19.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$496,763		$526,113		$492,014		$494,401	$728,505		$901,431
Ratio to average net assets of:
Expenses	1.54	%(c)	1.51	%(d)	1.54	%(d)	1.57%	1.37	%(e)	1.45	%(e)
Net investment income (loss)	(.17	)%(c)	(.43	)%(d)	(.28	)%(d)	.11%	(.69)%		(.60)%
Portfolio turnover rate	56%		145%		229%		189%	100%		50%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GROWTH FUND •	27

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009	2008		2007

Net asset value, beginning of period	$ 25.58		$ 20.94		$ 18.64		$ 24.37	$ 26.95		$ 22.67

Income From Investment Operations
Net investment loss(a)	(.12)		(.29)		(.22)		(.14)	(.39)		(.36)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31		4.93		2.52		(5.59)	(2.19)		4.64

Net increase (decrease) in net asset value from operations	.19		4.64		2.30		(5.73)	(2.58)		4.28

Net asset value, end of period	$ 25.77		$ 25.58		$ 20.94		$ 18.64	$ 24.37		$ 26.95

Total Return
Total investment return based on net asset value(b)	.74	%*	22.16	%*	12.34	%*	(23.51)%*	(9.57	)%*	18.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,713		$33,929		$41,044		$54,600	$114,510		$213,343
Ratio to average net assets of:
Expenses	2.35	%(c)	2.31	%(d)	2.35	%(d)	2.41%	2.16	%(e)	2.23	%(e)
Net investment loss	(.98	)%(c)	(1.22	)%(d)	(1.08	)%(d)	(.78)%	(1.48)%		(1.40)%
Portfolio turnover rate	56%		145%		229%		189%	100%		50%

See	footnote summary on page 34.

28	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009	2008		2007

Net asset value, beginning of period	$ 25.74		$ 21.06		$ 18.73		$ 24.47	$ 27.04		$ 22.73

Income From Investment Operations
Net investment loss(a)	(.11)		(.28)		(.21)		(.11)	(.37)		(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		4.96		2.54		(5.63)	(2.20)		4.65

Net increase (decrease) in net asset value from operations	.21		4.68		2.33		(5.74)	(2.57)		4.31

Net asset value, end of period	$ 25.95		$ 25.74		$ 21.06		$ 18.73	$ 24.47		$ 27.04

Total Return
Total investment return based on net asset value(b)	.82	%*	22.22	%*	12.44	%*	(23.46)%*	(9.51	)%*	18.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,574		$64,319		$62,462		$62,069	$97,833		$129,392
Ratio to average net assets of:
Expenses	2.27	%(c)	2.24	%(d)	2.27	%(d)	2.31%	2.10	%(e)	2.17	%(e)
Net investment loss	(.90	)%(c)	(1.15	)%(d)	(1.01	)%(d)	(.64)%	(1.42)%		(1.33)%
Portfolio turnover rate	56%		145%		229%		189%	100%		50%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009	2008		2007

Net asset value, beginning of period	$ 40.59		$ 32.86		$ 28.93		$ 37.39	$ 40.90		$ 34.04

Income From Investment Operations
Net investment income (loss)(a)	.03		(.05)		.01		.08	(.16)		(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50		7.78		3.92		(8.54)	(3.35)		6.97

Net increase (decrease) in net asset value from operations	.53		7.73		3.93		(8.46)	(3.51)		6.86

Net asset value, end of period	$ 41.12		$ 40.59		$ 32.86		$ 28.93	$ 37.39		$ 40.90

Total Return
Total investment return based on net asset value(b)	1.31	%*	23.52	%*	13.58	%*	(22.63)%*	(8.58	)%*	20.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,846		$8,915		$9,513		$10,129	$24,857		$56,510
Ratio to average net assets of:
Expenses	1.24	%(c)	1.21	%(d)	1.24	%(d)	1.27%	1.07	%(e)	1.14	%(e)
Net investment income (loss)	.13	%(c)	(.12	)%(d)	.03	%(d)	.30%	(.39)%		(.30)%
Portfolio turnover rate	56%		145%		229%		189%	100%		50%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 38.52		$ 31.32		$ 27.67		$ 35.87	$ 39.40	$ 32.95

Income From Investment Operations
Net investment income (loss)(a)	(.05)		(.19)		(.11)		.04	(.32)	(.31)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		7.39		3.76		(8.24)	(3.21)	6.76

Net increase (decrease) in net asset value from operations	.43		7.20		3.65		(8.20)	(3.53)	6.45

Net asset value, end of period	$ 38.95		$ 38.52		$ 31.32		$ 27.67	$ 35.87	$ 39.40

Total Return
Total investment return based on net asset value(b)	1.12	%*	22.99	%*	13.19	%*	(22.86)%*	(8.96)%*	19.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,494		$1,394		$1,122		$1,001	$1,097	$2,126
Ratio to average net assets of:
Expenses	1.61	%(c)	1.60	%(d)	1.62	%(d)	1.56%	1.48%	1.60	%(e)
Net investment income (loss)	(.25	)%(c)	(.53	)%(d)	(.37	)%(d)	.16%	(.81)%	(.76)%
Portfolio turnover rate	56%		145%		229%		189%	100%	50%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 39.25		$ 31.81		$ 28.03		$ 36.21	$ 39.64	$ 33.04

Income From Investment Operations
Net investment income (loss)(a)	.01		(.08)		(.01)		.08	(.20)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50		7.52		3.79		(8.26)	(3.23)	6.74

Net increase (decrease) in net asset value from operations	.51		7.44		3.78		(8.18)	(3.43)	6.60

Net asset value, end of period	$ 39.76		$ 39.25		$ 31.81		$ 28.03	$ 36.21	$ 39.64

Total Return
Total investment return based on net asset value(b)	1.30	%*	23.39	%*	13.49	%*	(22.59)%*	(8.65)%*	19.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,030		$1,375		$1,387		$1,258	$1,571	$582
Ratio to average net assets of:
Expenses	1.30	%(c)	1.31	%(d)	1.31	%(d)	1.26%	1.16%	1.28	%(e)
Net investment income (loss)	.06	%(c)	(.21	)%(d)	(.04	)%(d)	.29%	(.54)%	(.38)%
Portfolio turnover rate	56%		145%		229%		189%	100%	50%

See	footnote summary on page 34.

32	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 40.08		$ 32.38		$ 28.43		$ 36.61	$ 39.97	$ 33.18

Income From Investment Operations
Net investment income (loss)(a)	.08		.04		.03		.34	(.08)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51		7.66		3.92		(8.52)	(3.28)	6.84

Net increase (decrease) in net asset value from operations	.59		7.70		3.95		(8.18)	(3.36)	6.79

Net asset value, end of period	$ 40.67		$ 40.08		$ 32.38		$ 28.43	$ 36.61	$ 39.97

Total Return
Total investment return based on net asset value(b)	1.47	%*	23.78	%*	13.89	%*	(22.34)%*	(8.41)%*	20.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12		$12		$10		$2,499	$12	$14
Ratio to average net assets of:
Expenses	.97	%(c)	.97	%(d)	.83	%(d)	.97%	.89%	.93	%(e)
Net investment income (loss)	.40	%(c)	.10	%(d)	.32	%(d)	1.37%	(.21)%	(.12)%
Portfolio turnover rate	56%		145%		229%		189%	100%	50%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GROWTH FUND •	33

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008		2007
Class A	1.36%		1.42%
Class B	2.15%		2.20%
Class C	2.09%		2.14%
Advisor Class	1.06%		1.11%
Class R	– 0	–	1.57%
Class K	– 0	–	1.25%
Class I	– 0	–	.90%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2012 and years ended July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.14%, 0.25%, 0.25%, 0.55% and 0.03%, respectively.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

TRUSTEES

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and

Independent Compliance Officer

Frank V. Caruso(2), Vice President

John H. Fogarty, Vice President

Komal Misra, Vice President

Amy P. Raskin(2), Vice President

Douglas M. Wagner, Vice President

David J. Wheeler, Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672
Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Growth senior sector analysts, with oversight by the Adviser’s Investment Advisory Members. Messrs. Caruso and Zlotnikov and Ms. Raskin are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

ALLIANCEBERNSTEIN GROWTH FUND •	35

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Growth Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

36	• ALLIANCEBERNSTEIN GROWTH FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$678.0	Growth Fund

Set forth below are the Fund’s total expense ratios, for the most recently completed semi-annual period:4

Fund	Total Expense Ratio (as of 01/31/11)[5]			Fiscal Year End
Growth Fund	Advisor Class A Class B Class C Class R Class K Class I	1.29 1.59 2.39 2.31 1.62 1.34 0.99	% % % % % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

ALLIANCEBERNSTEIN GROWTH FUND •	37

the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

38	• ALLIANCEBERNSTEIN GROWTH FUND

Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:7

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Growth Fund	$678.0	U.S. Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.298%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Effective Fund Adv. Fee
Growth Fund	Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[9]
Growth Fund	AllianceBernstein U.S. Growth Stock Fund A, B- Hedged/ Unhedged	0.75%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 21, 2011 by Reuters was ¥81.05 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $12.3 million.

ALLIANCEBERNSTEIN GROWTH FUND •	39

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Growth Fund	0.750	0.750	7/15

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.13

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

40	• ALLIANCEBERNSTEIN GROWTH FUND

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Fund	1.543	1.293	13/15	1.255	112/124

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.15

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s

14	Most recently completed fiscal year end Class A total expense ratio.

15	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

ALLIANCEBERNSTEIN GROWTH FUND •	41

prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).16

During the Fund’s most recently completed fiscal year, ABI received from the Fund $6,782, $2,738,602 and $37,998 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,618,895 in fees from the Fund.17

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, there were no fees paid by the Fund to ABIS under the offset agreement between the Fund and ABIS.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

42	• ALLIANCEBERNSTEIN GROWTH FUND

on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GROWTH FUND •	43

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 28, 2011.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	24.66	23.82	22.90	5/15	49/144
3 year	3.61	2.44	3.47	6/15	60/133
5 year	0.46	2.52	3.27	12/15	105/115
10 year	1.02	2.45	1.56	11/13	53/81

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Fund	24.66	3.61	0.46	1.02	9.09	19.02	0.03	10
Russell 1000 Growth Index[28]	24.94	4.11	4.62	1.80	9.01	17.34	0.06	10
Russell 3000 Growth Index	25.80	4.35	4.60	2.05	8.93	N/A	N/A	N/A
Inception Date: September 4, 1990

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

28	Prior to November 3, 2008, the Fund’s benchmark was Russell 3000 Growth Index.

44	• ALLIANCEBERNSTEIN GROWTH FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

ALLIANCEBERNSTEIN GROWTH FUND •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

46	• ALLIANCEBERNSTEIN GROWTH FUND

Alliancebernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GROWTH FUND •	47

NOTES

48	• ALLIANCEBERNSTEIN GROWTH FUND

NOTES

ALLIANCEBERNSTEIN GROWTH FUND •	49

NOTES

50	• ALLIANCEBERNSTEIN GROWTH FUND

NOTES

ALLIANCEBERNSTEIN GROWTH FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN GROWTH FUND

ALLIANCEBERNSTEIN GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRO-0152-0112

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 22, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	March 22, 2012